PR-SOAI-SUP-1

Statutory Prospectus and Statement of Additional Information Supplement dated January 29, 2018

The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Funds listed below:

Invesco Peak RetirementTM 2015 Fund

Invesco Peak RetirementTM 2020 Fund

Invesco Peak RetirementTM 2025 Fund

Invesco Peak RetirementTM 2030 Fund

Invesco Peak RetirementTM 2035 Fund

Invesco Peak RetirementTM 2040 Fund

Invesco Peak RetirementTM 2045 Fund

Invesco Peak RetirementTM 2050 Fund

Invesco Peak RetirementTM 2055 Fund

Invesco Peak RetirementTM 2060 Fund

Invesco Peak RetirementTM 2065 Fund

Invesco Peak RetirementTM Now Fund

Effective as of the date of this supplement, all references to Class B and Class BX shares in the Funds’ Prospectuses and Statement of Additional Information are deleted.

PR-SOAI-SUP-1